WT MUTUAL FUND
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
(each a “Fund” and collectively, the “Funds”)
Supplement dated October 8, 2008
to the Prospectuses dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Prospectuses dated November 1, 2007 for Institutional Shares, Service Shares and W Shares of the Funds and should be read in conjunction with those Prospectuses.
The Funds have applied to participate in the United States Department of Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Funds’ participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days. The Program provides coverage upon liquidation of a Fund to shareholders for amounts held in that Fund as of the close of business on September 19, 2008 subject to certain conditions and limitations. Shares acquired after September 19, 2008 will not be covered by this Program. In addition, if a shareholder of a Fund exchanges shares from one Fund to another Fund, the Program coverage will not carry over to the new Fund. Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. The cost to participate in the Program will be borne by each Fund, although generally only shareholder balances as of September 19, 2008 are covered by the Program. Treasury may elect to extend the Program, while continuing to limit coverage under the Program to shareholders as of September 19, 2008. If that occurs, and if the Funds determine to participate in the extension of the Program, the cost to participate in the extension of the Program would continue to be borne by the Funds although generally only shareholder balances as of September 19, 2008 would be covered by the extension of the Program.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE